Calvert
Mortgage Access Fund
June 30, 2022
Schedule of Investments (Unaudited)

Asset-Backed Securities — 3.0%

Security	Principal Amount (000's omitted)	Value
NewRez Warehouse Securitization Trust, Series 2021-1, Class F, 6.874%, (1 mo. USD LIBOR + 5.25%), 5/25/55(1)(2)	$250	$ 242,551
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 5.176%, (30-day average SOFR + 4.25%), 5/25/27(1)(2)	500	498,886
Total Asset-Backed Securities (identified cost $747,216)		$ 741,437

Collateralized Mortgage Obligations — 11.0%

Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(3)	$250	$ 253,107
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A3, 1.956%, 4/25/60(1)(3)	182	173,774
Deephaven Residential Mortgage Trust:
Series 2020-2, Class B2, 5.866%, 5/25/65(1)(3)	500	486,323
Series 2020-2, Class M1, 4.112%, 5/25/65(1)(3)	500	487,307
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-HQA3, Class B2, 9.124%, (1 mo. USD LIBOR + 7.50%), 9/25/49(1)(2)	250	242,410
Series 2021-HQA4, Class M2, 3.276%, (30-day average SOFR + 2.35%), 12/25/41(1)(2)	218	191,736
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R04, Class 2B1, 6.874%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	469	476,385
Series 2019-R06, Class 2B1, 5.374%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(2)	250	237,125
Government National Mortgage Association, Series 2021-160, Class DI, 3.00%, 9/20/51(4)	681	98,692
New Residential Mortgage Loan Trust, Series 2021-NQM2R, Class M1, 2.201%, 10/25/58(1)(3)	130	113,988
Total Collateralized Mortgage Obligations (identified cost $2,786,112)		$2,760,847

U.S. Government Agency Mortgage-Backed Securities — 55.1%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
4.00%, with various maturities to 2052	$200	$ 197,186
4.50%, with various maturities to 2052	1,749	1,758,350
5.00%, with various maturities to 2052	600	614,266
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
4.00%, with various maturities to 2052	$1,126	$ 1,123,747
4.50%, with various maturities to 2052	399	406,067
5.00%, with various maturities to 2052(5)	4,900	5,023,086
5.00%, 30-Year, TBA(6)	3,300	3,380,977
5.50%, with various maturities to 2052(5)	1,250	1,295,331
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $13,802,866)		$13,799,010

Short-Term Investments — 65.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 1.38%(7)	16,315,304	$16,315,304
Total Short-Term Investments (identified cost $16,315,304)		$16,315,304
Total Investments — 134.3% (identified cost $33,651,498)		$33,616,598
Other Assets, Less Liabilities — (34.3)%		$(8,589,988)
Net Assets — 100.0%		$25,026,610

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2022, the aggregate value of these securities is $3,403,592 or 13.6% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2022.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at June 30, 2022.
(4)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(5)	When-issued security.
(6)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2022.

Calvert
Mortgage Access Fund
June 30, 2022
Schedule of Investments (Unaudited) — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Calvert Mortgage Access Fund (the Fund) is a non-diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on April 29, 2022.
Investment Valuation and Other
Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
Investment Transactions. Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.
When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
The Fund did not have any open derivative instruments at June 30, 2022.

Calvert
Mortgage Access Fund
June 30, 2022
Schedule of Investments (Unaudited) — continued

Affiliated Investments
At June 30, 2022, the value of the Fund's investment in affiliated funds was $16,315,304, which represents 65.2% of the Fund's net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended June 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund, Institutional Class(1)	$ —	$44,177,105	$(27,861,801)	$ —	$ —	$16,315,304	$26,118	16,315,304

(1)	Represents investment in Morgan Stanley Institutional Liquidity Funds - Government Portfolio.
Fair Value Measurements
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the market value of the Fund’s holdings as of June 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$741,437	$ —	$741,437
Collateralized Mortgage Obligations	—	2,760,847	—	2,760,847
U.S. Government Agency Mortgage-Backed Securities	—	13,799,010	—	13,799,010
Short-Term Investments	16,315,304	—	—	16,315,304
Total Investments	$16,315,304	$17,301,294	$ —	$33,616,598
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